U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES AND EXCHANGE ACT OF 1934

                           June 7, 2004
                   --------------------------------
                   (Date of earliest event reported)


                      Commission File #0-11078

                  THE AMERICAN EDUCATION CORPORATION
----------------------------------------------------------------
(Exact name of small business issuer as specified in its charter)

             Nevada                          73-1621446
---------------------------------    ---------------------------------
  (State or other jurisdiction       (IRS Employer Identification No.)
of incorporation or organization)

              7506 North Broadway Extension, Suite 505
                      Oklahoma City, OK  73116
              ----------------------------------------
              (Address of principal executive offices)

                           (405) 840-6031
                     ---------------------------
                     (Issuer's telephone number)


Item 5.  Other events.

On June 7, 2004, The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION ANNOUNCES TEXTBOOK PROVIDER STATUS AWARDS
IN IDAHO AND OKLAHOMA."

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Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

            99.1:  Company press release titled "THE AMERICAN
                   EDUCATION CORPORATION ANNOUNCES TEXTBOOK
                   PROVIDER STATUS AWARDS IN IDAHO AND OKLAHOMA" dated June 7, 2004.




                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on June 7, 2004.

                                   THE AMERICAN EDUCATION CORPORATION


Date:  June 7, 2004                By:  /s/ Jeffrey E. Butler
                                   --------------------------
                                   Jeffrey E. Butler
                                   President, Chief Executive Officer

------------------ --------------------------------------------------

Exhibit No.

     99.1  Company press release titled "THE AMERICAN EDUCATION
           CORPORATION ANNOUNCES TEXTBOOK PROVIDER STATUS AWARDS
           IN IDAHO AND OKLAHOMA" dated June 7, 2004.


                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release

   THE AMERICAN EDUCATION CORPORATION ANNOUNCES TEXTBOOK PROVIDER STATUS
                      AWARDS IN IDAHO AND OKLAHOMA

Oklahoma City, June 7, 2004: The American Education Corporation (AEC) (OTC/BB: AEDU) today announced that the Company was recently awarded provider status in the recently completed Idaho and Oklahoma state textbook adoptions. Companies selected in the adoption process may also sell electronic media, such as instructional software, under the funds budgeted for textbook purchases.

The Idaho adoption encompasses grade levels 1-12 in the subject areas of Language Arts, Social Sciences and Mathematics. Publishers adopted by the state will have provider status for Language Arts and Social Studies subject areas until 2006, while Mathematics adoption is effective until 2009.

The Oklahoma adoption encompasses grade levels 1-12 in the subject areas of Science, Social Studies and Mathematics. Publishers accepted by the state will have provider status in these core subject areas until 2006, 2007 and 2008, respectively.

Jeffrey E. Butler, Chief Executive Officer, states: "The adoption successes in these two states represent continued acceptance of the Company as an established publisher of instructional materials. These awards are further validation of the Company's instructional design approach, which incorporates the alignment of assessment tools and content development necessary to meet the instructional standards of each state and important national tests. While the awards do not provide any immediate specific dollar benefits to the Company, those software companies whose products were adopted will have long-term access to the substantial funding historically associated with the print publishing industry. In one state, AEC was the only software-exclusive publishing company adopted and, in the other state, the Company was one of only a couple of software publishers. Achieving this status makes it easier for schools to secure funds to purchase our software products," he concluded.

The American Education Corporation develops and markets educational software to elementary, middle and secondary schools, adult literacy centers, as well as vocational, junior and community colleges. The Company develops software for Windows, Macintosh, UNIX and Linux operating systems. The Company's Java-based technology, the A+nyWhere Learning System(r) Versions 3.0 and 4.0 of educational software products, provides for an integrated offering of grade levels 1-12 software for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. In addition, the Company provides assessment testing and instructional content for the General Educational Development (GED) test. All company products are designed to provide for LAN, WAN and Internet delivery options. The Company has developed a computer adaptive, companion academic skill assessment testing tool to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as the World Book Multimedia Encyclopedia and GoKnow's scientifically based, Internet accessible curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 11,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations.




The American Education Corporation
June 7, 2004
Page Two



A+dvancer Online Courseware(tm), the Company's new diagnostic, prescriptive test and online developmental curriculum offering, is aligned to ACCUPLACER OnLine(r), the leading college placement test for students requiring developmental support to enroll in full-credit secondary coursework in mathematics, reading, algebra and writing. All company products are designed to maximize instructional effectiveness and to comply with The No Child Left Behind Act of 2001.

ACCUPLACER and ACCUPLACER OnLine are either trademarks or registered trademarks owned by the College Entrance Examination Board, New York, NY.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.

                   THE AMERICAN EDUCATION CORPORATION
                        7506 BROADWAY EXTENSION
                        OKLAHOMA CITY, OK 73116
                             1-800-34APLUS
                            www.amered.com

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